SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                 March 14, 2003
               --------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                         0-25056                     59-3262958
---------------                 ----------------            -------------------
(State or Other                 (Commission File             (I.R.S. Employer
Jurisdiction of                     Number)                 Identification No.)
 Incorporation)

                         One Seaport Plaza, 19th Floor
                               New York, New York
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                      10292
                                    --------
                                   (Zip Code)

                                 (646) 346-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                               One New York Plaza
                            New York, New York 10038
              ----------------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)


                         The Exhibit Index is on Page 4

                                Page 1 of 8 Pages

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

(c)     EXHIBITS.

99.1    Press Release, dated March 14, 2003.

ITEM 9. REGULATION FD DISCLOSURE

        On March 14, 2003, the Registrant issued a press release announcing the Registrant's unaudited earnings results for its fiscal fourth quarter and year ended December 31, 2002. The press release is furnished herewith and attached hereto as Exhibit 99.1.

        The furnishing of the press release as an exhibit to this Report is not to be deemed an admission that the release contains material information that has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).


                                Page 2 of 8 Pages

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAXCOR FINANCIAL GROUP INC.


                                    By: /s/ ROGER SCHWED
                                       ---------------------------------------
                                         Name:  Roger Schwed
                                         Title: Executive Vice President
                                                and General Counsel

Date: March 14, 2003


                                Page 3 of 8 Pages

                                  EXHIBIT INDEX

Exhibit No.                       Description                     Page No.
-----------                       -----------                     --------

99.1                        Press Release, dated March 14, 2003      5


                                Page 4 of 8 Pages